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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 1999 relating to the financial statements, which appears on Form 10-K of Documentum, Inc. for the year ended December 31, 1998.


/s/ PricewaterhouseCooopers LLP

San Jose, CA
October 3, 2000